UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 3, 2004

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey		07061-1615

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(908) 903-2000

Not Applicable

(Former name or former address, if changed since last report.)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K DATED FEBRUARY 3, 2004
PRESS RELEASE
SUPPLEMENTARY INVESTOR INFORMATION REPORT

Item 12. Results of Operations and Financial Condition.

The following information, including the text of the exhibits attached hereto, is furnished pursuant to this Item 12 of Form 8-K. On February 3, 2004, The Chubb Corporation (Chubb) issued a press release announcing its results for the quarter and full year ended December 31, 2003 and the availability of Chubb’s fourth quarter and year-end Supplementary Investor Information Report (SIIR) on Chubb’s web site at www.chubb.com. Copies of the press release and the SIIR are attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively. In its earnings release, the SIIR and in the conference call to discuss its 2003 fourth quarter and year-end results, scheduled to be webcast at 5:30 on February 3, 2004, Chubb presents, and will present, its results of operations in the manner that it believes is most meaningful to investors, which includes certain measures that are not based on accounting principles generally accepted in the United States, as more fully described in the press release and SIIR furnished as Exhibits 99.1 and 99.2, respectively, to this Form 8-K and incorporated by reference into this Item 12 as if fully set forth herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

Date:	February 3, 2004	By:	/s/ Henry B. Schram
			Name:	Henry B. Schram
			Title:	Senior Vice-President and Chief Accounting Officer

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
DATED FEBRUARY 3, 2004

Exhibit No.	Description

99.1	Press release dated February 3, 2004
99.2	Supplementary Investor Information Report